Hartford Schroders Opportunistic Income Fund

Schedule of Investments
January 31, 2020 (Unaudited)

Shares or Principal Amount			Market Value†
Asset & Commercial Mortgage Backed Securities - 95.3%
		Asset-Backed - Automobile - 2.0%
		Ally Auto Receivables Trust
	$503,634	1.99%, 03/15/2022	$504,127
		Asset-Backed - Credit Card - 2.1%
		Chase Issuance Trust
	530,000	1.88%, 04/17/2023, 1 mo. USD LIBOR + 0.200%(1)	530,520
		Asset-Backed - Finance & Insurance - 3.8%
		SpringCastle Funding Asset-Backed Notes
	457,766	3.20%, 05/27/2036(2)	463,139
		Verizon Owner Trust
	500,000	2.82%, 09/20/2022(2)	503,655
			966,794
		Asset-Backed - Home Equity - 6.2%
		CWHEQ Revolving Home Equity Loan Trust
	516,704	1.83%, 02/15/2037, 1 mo. USD LIBOR + 0.150%(1)	500,136
	540,796	1.86%, 05/15/2036, 1 mo. USD LIBOR + 0.180%(1)	533,047
		Master Asset Backed Securities Trust
	549,153	1.96%, 05/25/2037, 1 mo. USD LIBOR + 0.300%(1)(2)	516,958
			1,550,141
		Asset-Backed - Student Loan - 2.1%
		Income Contingent Student Loan
GBP	391,873	1.86%, 07/24/2058, 12 mo. GBP LIBOR + 1.000%(1)(3)	517,790
		Commercial Mortgage - Backed Securities - 28.6%
		Bayview Commercial Asset Trust
	$498,661	1.96%, 10/25/2036, 1 mo. USD LIBOR + 0.300%(1)(2)	479,410
	447,371	4.16%, 04/25/2038, 1 mo. USD LIBOR + 2.500%(1)(2)	465,219
		BF NYT Mortgage Trust
	1,250,000	2.88%, 11/15/2035, 1 mo. USD LIBOR + 1.200%(1)(2)	1,254,297
		BX Commercial Mortgage Trust
	1,000,000	3.00%, 03/15/2037, 1 mo. USD LIBOR + 1.321%(1)(2)	1,001,591
	1,000,000	3.13%, 10/15/2036, 1 mo. USD LIBOR + 1.450%(1)(2)	1,004,014
	840,000	3.73%, 11/15/2035, 1 mo. USD LIBOR + 2.050%(1)(2)	843,708
		Credit Suisse Mortgage Capital Certificates
	1,000,000	3.83%, 05/15/2036, 1 mo. USD LIBOR + 2.150%(1)(2)	1,004,832
		Hospitality Mortgage Trust
	1,164,325	2.68%, 11/15/2036, 1 mo. USD LIBOR + 1.000%(1)(2)	1,163,626
			7,216,697
		Other ABS - 15.3%
		CBAM Ltd.
	500,000	3.07%, 10/17/2029, 3 mo. USD LIBOR + 1.230%(1)(2)	500,891
		CIFC Funding Ltd.
	500,000	3.06%, 04/20/2030, 3 mo. USD LIBOR + 1.240%(1)(2)	500,185
		Dewolf Park CLO Ltd.
	800,000	3.04%, 10/15/2030, 3 mo. USD LIBOR + 1.210%(1)(2)	799,910
		GoldentTree Loan Management U.S. CLO Ltd.
	500,000	0.00%, 04/20/2029, 3 mo. USD LIBOR + 0.950%(1)(2)	500,000
		OneMain Financial Issuance Trust
	500,000	3.30%, 03/14/2029(2)	509,251
	300,000	3.83%, 06/18/2031(2)	308,627
		Preston Ridge Partners Mortgage Trust LLC
	740,064	3.35%, 11/25/2024(2)(4)	743,169
			3,862,033
		Whole Loan Collateral CMO - 35.2%
		Alba plc
GBP	245,728	0.96%, 03/17/2039, 3 mo. GBP LIBOR + 0.170%(1)(3)	312,163
	206,184	0.97%, 12/15/2038, 3 mo. GBP LIBOR + 0.170%(1)(3)	261,138
		Banc of America Funding Trust
	$450,000	4.26%, 06/26/2035(2)(5)	462,346
		Eurosail PRIME plc
GBP	51,211	1.20%, 09/13/2045, 3 mo. GBP LIBOR + 0.400%(1)(3)	65,829

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued)
January 31, 2020 (Unaudited)

		Fannie Mae Connecticut Avenue Securities
	$981,261	3.86%, 01/25/2030, 1 mo. USD LIBOR + 2.200%(1)			$999,698
	1,000,000	4.66%, 10/25/2029, 1 mo. USD LIBOR + 3.000%(1)			1,049,337
	395,000	5.21%, 07/25/2029, 1 mo. USD LIBOR + 3.550%(1)			416,823
	1,316,225	5.91%, 01/25/2029, 1 mo. USD LIBOR + 4.250%(1)			1,413,342
		IndyMac INDX Mortgage Loan Trust
	522,037	1.82%, 04/25/2037, 1 mo. USD LIBOR + 0.160%(1)			499,215
		Landmark Mortgage Securities plc
GBP	455,607	1.01%, 06/17/2038, 3 mo. GBP LIBOR + 0.220%(1)(3)			586,719
		Mansard Mortgages plc
	100,115	1.45%, 12/15/2049, 3 mo. GBP LIBOR + 0.650%(1)(3)			130,247
		Paragon Mortgages plc
	392,431	0.97%, 01/15/2039, 3 mo. GBP LIBOR + 0.240%(1)(3)			501,591
		Resloc plc
	359,955	0.96%, 12/15/2043, 3 mo. GBP LIBOR + 0.160%(1)(3)			456,336
		RMAC Securities plc
	197,524	0.95%, 06/12/2044, 3 mo. GBP LIBOR + 0.170%(1)(3)			250,930
		Structured Agency Credit Risk Trust
	$1,000,000	3.81%, 12/25/2030, 1 mo. USD LIBOR + 2.150%(1)(2)			1,016,546
		WaMu Mortgage Pass-Through Certificates Trust
	433,985	4.40%, 08/25/2033(5)			443,591
					8,865,851
		Total Asset & Commercial Mortgage Backed Securities
		(cost $23,913,732)			$24,013,953
Corporate Bonds - 4.1%
		Insurance - 4.1%
		Ambac LSNI LLC
	1,022,676	6.95%, 02/12/2023, 3 mo. USD LIBOR + 5.000%(1)(2)			1,039,294
		Total Corporate Bonds
		(cost $1,022,676)			$1,039,294
		Total Long-Term Investments
		(cost $24,936,408)			$25,053,247

Short-Term Investments - 3.8%
		Other Investment Pools & Funds - 3.8%
		Morgan Stanley Institutional Liquidity Funds, Treasury Portfolio,
	952,585	Institutional Class, 1.43%(6)			952,585
		Total Short-Term Investments
		(cost $952,585)			$952,585
		Total Investments
		(cost $25,888,993)	103.2	% $	26,005,832
		Other Assets and Liabilities	(3.2)%		(803,609)
		Total Net Assets	100.0	% $	25,202,223

Note: Percentage of investments as shown is the ratio of the total market value to total net assets.

The Fund may refer to any one or more of the industry classifications used by one or more widely recognized market indices, ratings group and/or as defined by Fund management. Industry classifications may not be identical across all security types.

For Fund compliance purposes, the Fund may not use the same classification system. These classifications are used for financial reporting purposes.

(1)	Variable rate securities; the rate reported is the coupon rate in effect at January 31, 2020. Base lending rates may be subject to a floor or cap.
(2)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions that are exempt from registration (typically only to qualified institutional buyers) or in a public offering registered under the Securities Act of 1933. At January 31, 2020, the aggregate value of these securities was $15,080,668, representing 59.8% of net assets.
(3)	Security is exempt from registration under Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.
At January 31, 2020, the aggregate value of these securities was $3,082,743, representing 12.2% of net assets.
(4)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.

Hartford Schroders Opportunistic Income Fund

Schedule of Investments – (continued)
January 31, 2020 (Unaudited)

(5)	Variable or floating rate security, which interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. Rate shown is the rate in effect as of period end.
(6)	Current yield as of period end.

Futures Contracts Outstanding at January 31, 2020
				Value and
	Number		Current	Unrealized
	of		Notional	Appreciation/
Description	Contracts	Expiration Date	Amount	(Depreciation)

Short position contracts:
British Pound Future	37	03/16/2020	$3,056,431	$(5,755)

Total futures contracts				$(5,755)

  For information regarding the Fund's significant accounting policies, please refer to the Fund's most recent shareholder report.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Currency Abbreviations:
GBP	British Pound

Other Abbreviations: CMO LIBOR	Collateralized Mortgage Obligation London Interbank Offered Rate

Hartford Schroders Opportunistic Income Fund

Schedule of Investments
January 31, 2020 (Unaudited)

Fair Valuation Summary

The following is a summary of the fair valuations according to the inputs used as of January 31, 2020 in valuing the Fund's investments.

Description	Total	Level 1	Level 2	Level 3(1)
Assets
Asset & Commercial Mortgage Backed Securities		$24,013,953	$—	$24,013,953	$—
Corporate Bonds		1,039,294	—	1,039,294	—
Short-Term Investments		952,585	952,585	—	—
Total		$26,005,832	$952,585	$25,053,247	$—
Liabilities
Futures Contracts(2)		$(5,755)	$(5,755)	$—	$—
Total		$(5,755)	$(5,755)	$—	$—

(1)	For the period ended January 31, 2020, there were no transfers in and out of Level 3.
(2)	Derivative instruments (excluding purchased and written options, if applicable) are valued at the unrealized appreciation/(depreciation) on the investments.

Hartford Schroders Opportunistic Income Fund (the “Fund”) Notes to the Schedule of Investments 1. Investment Valuation and Fair Value Measurements:

For purposes of calculating the net asset value per share (“NAV”) of each class of the Fund, portfolio securities and other assets held in the Fund’s portfolio for which market prices are readily available are valued at market value. Market value is generally determined on the basis of official close price or last reported trade price. If no trades were reported, market value is based on prices obtained from a quotation reporting system, established market makers (including evaluated prices), or independent pricing services. Pricing vendors may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data, credit quality information, general market conditions, news, and other factors and assumptions.

If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the security or other instrument as determined in good faith under policies and procedures established by and under the supervision of the Board of the Trustees of the Company (the “Board of Trustees”) (“Valuation Procedures”). Market prices are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or broker quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of the Fund's portfolio holdings or assets. In addition, market prices are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities or other instruments trade do not open for trading for the entire day and no other market prices are available. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause its NAV to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio holding is primarily traded. There can be no assurance that the Fund could obtain the fair value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

Prices of foreign equities that are principally traded on certain foreign markets will generally be adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Securities and other instruments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign securities or other instruments in which the Fund invests may change on days when a shareholder will not be able to purchase shares of the Fund.

Fixed income investments (other than short-term obligations) held by the Fund are normally valued at prices supplied by independent pricing services in accordance with the Valuation Procedures. Short-term investments maturing in 60 days or less are generally valued at amortized cost if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term exceeded 60 days.

Exchange-traded derivatives, such as options, futures and options on futures, are valued at the last sale price determined by the exchange where such instruments principally trade as of the close of such exchange (“Exchange Close”). If a last sale price is not available, the value will be the mean of the most recently quoted bid and ask prices as of the Exchange Close. If a mean of the bid and ask prices cannot be calculated for the day, the value will be the most recently quoted bid price as of the Exchange Close. Over-the-counter derivatives are normally valued based on prices supplied by independent pricing services in accordance with the Valuation Procedures.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using the prevailing spot exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of a Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities or other instruments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Exchange is closed and the market value may change on days when an investor is not able to purchase, exchange or request the repurchase of shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with the Valuation Procedures.

U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable.

These levels are:

• Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.

• Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; senior floating rate interests, which are valued using an aggregate of dealer bids; short-term investments, which are valued at amortized cost; and swaps, which are valued based upon the terms of each swap contract.

• Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Trustees has delegated the day-to-day responsibility for implementing the Valuation Procedures to the Valuation Committee. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-advisers, as applicable, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Board of Trustees.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Fair Valuation Summary and the Level 3 roll-forward reconciliation, if applicable, which follows the Fund’s Schedule of Investments.